PIMCO Funds Prospectus

Pacific
Investment
Management
Series

January 15, 2002


--------------------------------------------------------------------------------
Liquid Assets Fund






















































This cover is not part of the Prospectus

PIMCO Fund Prospectus


PIMCO Funds:
Pacific Investment
Management Series

January 15, 2002


This prospectus describes the PIMCO Liquid Assets Fund (the "Fund"), a mutual fund offered by PIMCO Funds: Pacific Investment Management Series. The Fund provides access to the professional investment advisory services offered by Pacific Investment Management Company LLC ("PIMCO"). As of September 30, 2001, PIMCO managed approximately $234.9 billion in assets. The firm's institutional heritage is reflected in the Fund offered in this prospectus.

This prospectus explains what you should know about the Fund before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

 Summary Information...........................................................3
 Fund Summary .................................................................5
 Summary of Principal Risks....................................................7
 Management of the Fund........................................................7
 Investment Options............................................................8
 Purchases, Redemptions and Exchanges..........................................9
 How Fund Shares Are Priced...................................................12
 Fund Distributions...........................................................12
 Tax Consequences.............................................................12
 Characteristics and Risks of Securities and Investment Techniques............13
 Appendix A--Description of Securities Ratings...............................A-1

Summary Information

The table below summarizes certain investment characteristics of the Fund. Other important characteristics are described in the Fund Summary beginning on page 5. Following the table are certain key concepts which are used throughout the prospectus.

                                                                                                          Non-U.S.
                                                                                                          Dollar
                                                                                                          Denominated
  Fund                        Main Investments      Average Portfolio         Credit Quality(1)
                                                    Maturity                                              Securities(2)
-----------------------------------------------------------------------------------------------------------------------
  Liquid Assets               Money market          <= 90 days                Min 95% Aaa or Prime 1;     0%
                              instruments           dollar-weighted average   <= 5% Aa or Prime 2
                                                    maturity
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Service, or if unrated, determined by PIMCO to be of comparable quality.
(2) The Fund may invest beyond this limit in U.S. dollar-denominated securities of non-U.S. issuers.

Fixed Income   The Fund invests its assets in "Fixed Income Instruments,"
Instrument     which as used in this prospectus includes:

               o securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
               o    corporate  debt  securities  of U.S. and  non-U.S.  issuers, including corporate commercial paper; o mortgage-backed securities;
               o inflation-indexed bonds issued both by governments and corporations; o bank certificates of deposit, fixed time deposits and bankers' acceptances;
               o    repurchase agreements;
               o debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
               o obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
               o    obligations  of  international   agencies  or  supranational
                    entities.

Maturity The Fund is required to maintain a dollar-weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Fund is subject to certain requirements that provide that it may not acquire any instrument having a remaining maturity of greater than 397 calendar days, and may not maintain a dollar-weighted average portfolio maturity of more than 90 days.

Credit         In this prospectus, references are made to credit ratings of debt
Ratings        securities  which  measure an  issuer's  expected  ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as Standard & Poor's Ratings
               Service ("S&P") or Moody's Investors Service,  Inc.  ("Moody's").
               The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

               o    high quality
               o    investment grade

               For a further description of credit ratings, see "Appendix A--Description of Securities Ratings."

Fund         The following summary identifies the Fund's investment
Description, objective, principal investments and strategies, principal risks, Performance performance information and fees and expenses. A more
and Fees     detailed Fees "Summary of Principal Risks" describing principal risks of investing in the Fund begins after the Fund Summary.

               It is possible to lose money on investments in the Fund.

               An  investment  in the Fund is not a deposit of a bank and is not
               guaranteed   or  insured  by  the   Federal   Deposit   Insurance
               Corporation or any other government agency.

                 PIMCO Liquid Assets Fund

----------------------------------------------------------------------------------------------------------------------------------
Principal              Investment Objective                         Fund Focus                       Credit Quality
Investments and        Seeks maximum current income, consistent     Money market instruments         Minimum 95% rated Aaa or
Strategies             with preservation of capital and daily                                        Prime 1;  <= 5% Aa or Prime
                       liquidity                                    Average Portfolio Maturity       2
                                                                    <= 90 days dollar-weighted
                                                                    average maturity

               The Fund seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Fund also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

               The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income.

               The  Fund's   investments   will  comply  with  applicable  rules
               governing the quality, maturity and diversification of securities held by money market funds.

--------------------- ----------------------------------------------------------
Principal      An  investment  in the Fund is not insured or  guaranteed  by the
Risk           Federal  Deposit  Insurance  Corporation or any other  government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

                   o Interest Rate Risk    o        Market Risk
                   o Credit Risk           o        Issuer Risk
                   o Management Risk

               Please see "Summary of Principal Risks" following the Fund Summary for a description of these and other risks of investing in the Fund.

--------------------- ----------------------------------------------------------
Performance    The Fund does not have a full calendar year of performance. Thus,
Information    no bar chart or annual returns table is included for the Fund.

----------------------- --------------------------------------------------------
Fees and       These  tables  describe  the fees and expenses you may pay if you
Expenses of    buy and hold shares of the Fund:
the Fund
               Shareholder Fees (fees paid directly from your investment)  None

               Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


                                            Distribution                      Total Annual                   Net Fund
                              Advisory      and/or Service    Other           Fund Operating   Expense       Operating
               Fund           Fees          (12b-1) Fees      Expenses(1)     Expenses         Reduction(2)  Expenses
               -------------------------------------------------------------------------------------------------------------
               Liquid Assets   0.10%         None              0.10%           0.20%           (0.05)%       0.15%
               -------------------------------------------------------------------------------------------------------------

               (1) Other Expenses, which are based on estimated amounts for the initial fiscal year, reflect an Administrative Fee of 0.05%, organizational expenses and pro rata Trustee fees.

               (2) PIMCO has contractually agreed, for the Fund's first fiscal year, to reduce Total Annual Fund Operating Expenses to the extent they would exceed, due to the payment of organizational expenses, 0.15% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, does not exceed the annual expense limit.

               Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

               Fund                        Year 1                      Year 3
               -----------------------------------------------------------------
               Liquid Assets               $15                         $48
               -----------------------------------------------------------------

Summary of Principal Risks

The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund's portfolio as a whole are called "principal risks." The principal risks of the Fund are identified in the Fund Summary and are described in this section. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Fund, its investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment objective.

Interest Rate Risk
As interest rates rise, the value of fixed income securities are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit Risk
The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Management Risk
The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk
The market price of securities may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Management of the Fund

Investment Adviser and Administrator
PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Fund. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Fund and the Fund's business affairs and other administrative matters.

     PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2001, PIMCO had approximately $234.9 billion in assets under management.

Advisory Fees
The Fund pays PIMCO fees in return for providing investment advisory services. The Fund will pay monthly advisory fees to PIMCO at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.10%.

Administrative Fees
The Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Shareholders of the Fund pay an administrative fee to PIMCO, computed as a percentage of the Fund's assets. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Fund will pay PIMCO monthly administrative fees at an annual rate (stated as a percentage of the average daily net assets) of 0.05%.

Individual Portfolio Manager
The table below provides information about the portfolio manager responsible for management of the Fund, including his occupation for the past five years.

Fund                        Portfolio         Since  Recent Professional Experience
                            Manager
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Liquid Assets               Paul A. McCulley    *    Managing Director, PIMCO.  He has managed fixed income assets since joining PIMCO in 1999.  Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillon Read as a Managing Director from 1992-1999 and Head of Economic and Strategy Research for the
                                                     Americas from 1995-1999, where he managed macro research world-wide.

-------------------
* The Fund has not commenced operations as of the date of this prospectus.

Distributor
The Trust's Distributor is PIMCO Funds Distributors LLC, an indirect subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Investment Options

The Trust offers investors a single class of shares of the Fund in this prospectus.

     The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of shares of the Fund.

     o Arrangements with Service Agents. Shares of the Fund may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Purchases, Redemptions and Exchanges

Purchasing Shares
Investors may purchase shares of the Fund at the relevant net asset value ("NAV") of that class without a sales charge or other fee.

     Shares of the Fund are offered primarily through financial intermediary remarketers and certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Fund. Shares of the Fund are also offered for direct investment by institutional investors, including investment companies that may use the Fund as a cash sweep investment vehicle.

     Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the Fund and will not require the Fund to pay any type of administrative payment per participant account to any third party. Shares may be offered to clients of PIMCO and its affiliates, and to the benefit plans of PIMCO and its affiliates.

     o Investment Minimum. The minimum initial investment to purchase Fund shares is $100 million. The Trust and the Distributor may waive the minimum initial investment for investors at their discretion.

     o Timing of Purchase Orders and Share Price Calculations. A purchase order received by the Trust's transfer agent, National Financial Data Services ("Transfer Agent"), prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day's NAV. An order received after the close of regular trading on the New York Stock Exchange will be effected at the NAV determined on the next business day. However, orders received by certain financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is generally "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

     o Initial Investment. Investors may open an account by completing and signing a Client Registration Application and mailing it to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-927-4648.

     Except as described below, an investor may purchase shares only by wiring federal funds to the Trust's Transfer Agent, National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

     An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

     o Additional Investments. An investor may purchase additional shares of the Fund at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

     o Other Purchase Information. Purchases of the Fund's shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

     The Trust and the Distributor each reserve the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

     The Trust and PIMCO each reserve the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

     Shares of the Fund are not qualified or registered for sale in all states. Investors should inquire as to whether shares of the Fund are available for offer and sale in the investor's state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

     Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

     o Retirement Plans. Shares of the Fund are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Redeeming Shares

     o Redemptions by Mail. An investor may redeem (sell) Fund shares by submitting a written request to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. The redemption request should state the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

     o Redemptions by Telephone or Other Wire Communication. An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-725-6830, by sending an e-mail to shareholder.services@pimco.com, or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or by e-mail, but must be confirmed in writing by an authorized party prior to processing.

     In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone, or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Other Redemption Information."

     Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile, e-mail or overnight courier.

     Defined   contribution  plan   participants  may  request   redemptions  by
contacting  the  employee  benefits  office,   the  plan  administrator  or  the
organization that provides recordkeeping services for the plan.

     o Timing of Redemption Requests and Share Price Calculations. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name, and must be executed or initiated by the appropriate signatories.

     o Other Redemption Information. Redemption proceeds will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

     For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

     The Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $25,000,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $25,000,000.

     The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Exchange Privilege
An investor may not exchange shares of the Fund for shares of any other fund or other series of the Trust.

How Fund Shares Are Priced

The NAV of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

     The Fund's securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock
Exchange is open. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

     In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder's purchase payment. The Fund intends to declare dividends daily and distribute income to shareholders of record monthly.

     In addition, the Fund distributes net capital gains, if any, it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains, if any, may be paid more frequently.

     The Fund's dividend and capital gain distributions will automatically be reinvested in additional shares of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions. Shareholders do not pay any sales charges on shares received through the reinvestment of Fund distributions.

Tax Consequences

     o Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Fund. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

     Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

     Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

     o Taxes on Redemption or Exchanges of Shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of the Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

     This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

Characteristics and Risks of
Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Fund described under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Fund from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any mutual fund, investors in the Fund rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Securities Selection
In selecting securities for the Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

     PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S. Government Securities
U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds
Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Fund may invest include municipal lease obligations. The Fund may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-Related Securities
The Fund may invest in mortgage-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

     The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Corporate Debt Securities
Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate debt instruments ("floaters"). While floaters provide a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.

Inflation-Indexed Bonds
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Fund investments in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments.

     The Fund also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Repurchase Agreements
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Borrowing
The Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Fund's total assets. The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund's total assets.

When-Issued, Delayed Delivery and Forward Commitment Transactions
The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase the Fund's overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Investment in Other Investment Companies
The Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

     Subject to the restrictions and limitations of the 1940 Act, the Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Fund.

Illiquid Securities
The Fund may invest up to 10% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities
For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover
The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Changes in Investment Objectives and Policies
The investment objective of the Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Fund may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations
Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other Investments and Techniques
The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.

Appendix A
Description of Securities Ratings

The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

     High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

     Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

     Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominately speculative with respect to the issuer's ability to repay principal and interest.

     Following  is  a  description  of  Moody's  and  S&P's  rating   categories
applicable to fixed income securities.

Moody's Investors Service, Inc.
Corporate and Municipal Bond Ratings
     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings
There are four rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Ratings Service
Corporate and Municipal Bond Ratings

Investment Grade
     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated B are regarded as having only speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

PIMCO Funds:
Pacific Investment
Management Series

--------------------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660

--------------------------------------------------------------------------------
CUSTODIAN
State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

--------------------------------------------------------------------------------
TRANSFER AGENT
National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

--------------------------------------------------------------------------------
LEGAL COUNSEL
Dechert Price & Rhoads 1775 Eye Street N.W., Washington, D.C. 20006
--------------------------------------------------------------------------------

The Trust's Statement of                You get free copies of any              may call the Commission at
Additional Information ("SAI")          of these materials, request other       1-202-942-8090 for information
and annual and semi-annual              information about the Fund, or          about the operation of the public
reports to shareholders include         make shareholder inquiries by           reference room.  You may also
additional information about the        calling the Trust at 1-800-927-         access reports and other
Fund.  The SAI and the financial        4648 or PIMCO Infolink Audio            information about the Trust on
statements included in the              Response Network at 1-800-              the Commission's Web site at
Fund's most recent annual               987-4626, or by writing to:             www.sec.gov.  You may get
report to shareholders are                                                      copies of this information, with
incorporated by reference into          PIMCO Funds: Pacific                    payment of a duplication fee, by
this prospectus, which means            Investment Managment Series             writing the Public Reference
they are part of this prospectus        840 Newport Center Drive                Section of the Commission,
for legal purposes.  The Trust's        Suite 300                               Washington, D.C. 20549-0102,
annual report discusses the             Newport Beach, CA 92660                 or by e-mailing your request to
market conditions and                                                           publicinfo@sec.gov.
investment strategies that              You may review and copy
signficantly affected the Fund's        information about the Trust,            Reference the Trust's
performance during its last fiscal      including its SAI, at the               Investment Company Act file
year.                                   Securities and Exchange                 number in your correspondece.
                                        Commission's public reference
                                        room in Washington, D.C. You



Investment Company Act file no. 811-5028








PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660